Supplement dated April 11, 2016
to the Statement of Additional Information (SAI), as supplemented, of the following fund:
Fund	SAI Dated
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Core Plus Bond Fund	3/1/2016
Effective on or about April 11, 2016 (the Effective Date), Loomis, Sayles & Company, L.P. (Loomis Sayles) assumes day-to-day management of a portion of the portfolio for the above mentioned Fund. Additionally, on the Effective Date the Fund’s name is changed to Active Portfolios® Multi-Manager Total Return Bond Fund. Accordingly, on such date, all references to Active Portfolios® Multi-Manager Core Plus Bond Fund are hereby deleted and replaced with Active Portfolios® Multi-Manager Total Return Bond Fund.
Additionally, on the Effective Date, the changes described in this supplement are hereby made to the SAI.
The information in the "Subadvisers and Subadvisory Agreement Fee Schedules" table under the subsection "The Investment Manager and Subadvisers – Subadvisory Agreements" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending August 31
AP – Total Return Bond Fund	Federated (since commencement of operations)	F	0.15% on the first $100 million declining to 0.08% as assets increase
	Loomis Sayles (effective April 11, 2016)	B	0.15% on the first $500 million and 0.08% as assets over $500 million
	TCW (since commencement of operations)	G	0.18% on the first $500 million declining to 0.05% as assets increase
The information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund is hereby revised to add the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31
AP – Total Return Bond Fund	Loomis Sayles: Christopher Harms(h)	3 RICs 4 PIVs 148 other accounts	$1.45 billion $900.09 million $11.64 billion	None	None	(9)	(21)
	Clifton Rowe(h)	4 RICs 7 PIVs 154 other accounts	$2.39 billion $1.97 billion $13.53 billion	None	None
	Kurt Wagner(h)	3 RICs 7 PIVs 161 other accounts	$1.45 billion $6.93 billion $14.76 billion	2 other accounts ($4.57 B)	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 29, 2016.
The rest of the section remains the same.
SUP910_00_011_(04/16)

Shareholders should retain this Supplement for future reference.
SUP910_00_011_(04/16)
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